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EXHIBIT 10.50


                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT made as of the 9th day of November, 2004, by and between Markland Technologies, Inc. (the "COMPANY"), a corporation organized under the laws of the State of Florida, with its principal offices at #207 54 Danbury Road, Ridgefield, CT, 06877, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser") (each agreement with a Purchaser shall be deemed a separate and independent agreement between such Purchaser and the Company, except that each Purchaser acknowledges and consents to the rights granted to each other Purchaser under this Agreement);

         WITNESSETH THAT:

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to sell Secured 8% Convertible Notes in substantially the form of EXHIBIT I hereto (the "NOTES"), and five year warrants to purchase shares the Company's Common Stock, $.0001 par value per share ("COMMON STOCK"), in substantially the form of EXHIBIT II hereto (the "WARRANTS"); and

         WHEREAS, the Purchaser understands and acknowledges that the Company may enter into one or more substantially identical securities purchase agreements with other persons purchasing Notes and Warrants;

         IN CONSIDERATION of the mutual covenants contained in this Agreement, and intending to be legally bound hereby, the Company and the Purchaser agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF THE SECURITIES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale to the Purchaser of a Note in the aggregate principal amount indicated on the signature page hereof, and a Warrant pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock indicated on the signature page hereof.

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE NOTE AND WARRANT. At the Closing (as defined in SECTION 3), the Company will sell the Note and the Warrant to the Purchaser, and the Purchaser will buy the Note and Warrant from the Company (the "PURCHASED SECURITIES"), upon the terms and conditions hereinafter set forth, in exchange for a cash payment of [__________] DOLLARS ($_______) (the "PURCHASE PRICE"). The Purchase Price shall be paid by wire transfer of immediately available funds to the account set forth on EXHIBIT III hereof.

SECTION 3. DELIVERY OF THE NOTE AND WARRANT AT THE CLOSING. The completion of the purchase and sale of the Note and Warrant (the "CLOSING") shall occur simultaneously with the execution hereof (the "CLOSING DATE"). At the Closing, the Company will issue to the Purchaser a Note and a corresponding Warrant, registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing. The name(s) in which the Note and Warrant are to be registered are set forth in the Questionnaire attached hereto as EXHIBIT IV. The Company's obligation to complete the purchase and sale of the Note and Warrant being purchased hereunder and deliver such Note and Warrant to

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the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the Purchase Price; and (b) the accuracy in all material respects of the representations and warranties made by the Purchaser and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to or at the Closing. The Purchaser's obligation to accept delivery of such Note and Warrant and to pay for the Note and Warrant shall be subject to the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment of those undertakings of the Company to be fulfilled prior to or at the Closing.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

         4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; and the Company is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which qualification is required, except where the failure to be so qualified will not have a Material Adverse Effect, as defined in SECTION 4.4.

         4.2 AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock, $.0001 par value per share, and 5,000,000 shares of Preferred Stock, $.0001 par value per share. The issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable U.S. federal and state securities laws.

         4.3 ISSUANCE, SALE AND DELIVERY OF THE SECURITIES. The Note and Warrant being purchased hereunder have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. The Common Stock underlying the Note (the "NOTE SHARES"), and the Warrant (the "WARRANT SHARES;" the Note, Note Shares, Warrant and Warrant Shares referenced herein are sometimes refered to collectively as the "SECURITIES"), when issued, delivered and paid for in accordance with the terms of the Warrant, will be duly authorized, validly issued, fully paid and nonassessable. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Note and Warrant to be sold by the Company as contemplated herein. The Company's issuance of the Note and Warrant shall be in compliance with all applicable U.S. federal and state securities laws.

         4.4 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not violate any provision of the organizational documents of the Company. Except for the liabilities and obligations created by this Agreement and related transactions, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in the creation of any lien, charge, security interest or encumbrance


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upon any assets of the Company pursuant to the terms or provisions of, or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected and in each case which would have a material adverse effect on the condition (financial or otherwise), properties, business, prospects, or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"), or any statute or any authorization, judgement, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its respective properties. Except as disclosed in EXHIBIT V attached hereto, no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with all U.S. federal and state securities laws applicable to the offering and sale of the Note and the Warrant. Upon its execution and delivery, and assuming the valid execution thereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.6 NO DEFAULTS. The Company is not in violation of or default under any provision of its Articles of Incorporation or by-laws, or other organizational documents. The Company, and to the best of the Company's knowledge, each other party thereto, is not in breach of or indefault with respect to any provision of any agreement, judgement, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties are bound which would have a Material Adverse Effect on the condition of the business; and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default as defined in such documents on the part of the Company, and to the best of the Company's knowledge, on the part of each other party thereto, except for such breaches and defaults would not have a Material Adverse Effect.

         4.7 NO ACTIONS. Except as disclosed in EXHIBIT VI attached hereto or the Company's Information Documents, as defined in SECTION 4.14, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be subject (except for threatened litigation which individually or in the aggregate would not have a Material Adverse Effect); and no labor disturbance by the employees of the Company or any of its subsidiaries exists, or, to the best of the Company's knowledge, is imminent. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.


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         4.8 PROPERTIES. The Company and each of its subsidiaries has, as of the applicable dates referred to therein, good and marketable title to all the properties and assets reflected as owned by it in the financial statements included in the Company's Information Documents subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those existing liens listed in EXHIBIT VII ("PERMITTED LIENS"), (ii) those, if any, reflected in such financial statements, or (iii) those which are not material in amount and do not adversely affect the use made and currently proposed to be made of such property by the Company or such subsidiary. The Company and its subsidiaries hold their leased properties under valid and binding leases. The Company and its subsidiaries own or lease all such properties as are necessary to their operations as now conducted.

         4.9 COMPLIANCE. The Company has not been advised, or has no reason to believe, that the Company or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not have a Material Adverse Effect.

         4.10 INTEGRATION, ETC. Neither the Company nor any of its Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act of 1933, as amended (the "SECURITIES ACT") has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or could be integrated with the sale of the Notes and Warrants in a manner that would require the registration under the Securities Act of the Notes and Warrants or
(ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes and Warrants.

         4.11 INSURANCE. The Company and its subsidiaries maintain insurance of the types and in the amounts that the Company and its subsidiaries reasonably believe is adequate for their respective businesses, including, but not limited to, insurance against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

         4.12 REPORTING COMPANY; LISTED SECURITIES. The Company has filed all reports required to be filed by Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") during the twelve (12) months preceding the Closing Date and has been subject to such filing requirements for such twelve (12) month period.

         4.13 ADDITIONAL INFORMATION. The Company has made available to the Purchaser a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC under the Securities Act and the Exchange Act since December 31, 2003 (as such documents have since the time of their filing been amended, the "INFORMATION DOCUMENTS"), which are all the documents (other than preliminary material) that the Company was required to file with the Commission since such date. As of their respective dates, the Information Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to the Information Documents or such other forms, reports or other documents, and none of the Information Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the


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circumstances under which they were made, not misleading. The financial statements of the Company included in the Information Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by the rules and regulations of the Commission) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments, which were not individually or in the aggregate material) in all material respects the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

         5.1 ACCREDITED INVESTOR. The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Notes and Warrants, including investments in securities issued by the Company, and has requested, received, reviewed and understood all information it deems relevant in making an informed decision to purchase the Notes and Warrants, including, without limitation, the information contained in the Information Documents; (ii) it acknowledges that the offering of the Notes and Warrants pursuant to this Agreement has not been reviewed by the Commission or any state regulatory authority; (iii) the Purchaser is acquiring the Note and Warrant set forth in the signature page hereto, for its own account for investment only and with no present intention of distributing any of such Note and Warrant or any arrangement or understanding with any other persons regarding the distribution of such Note and Warrant; (iv) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Note or Warrant except in compliance with the Securities Act and the rules and regulations promulgated thereunder and any applicable state securities or blue sky laws; (v) the Purchaser has completed or caused to be completed the Questionnaire attached hereto as EXHIBIT IV, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (vi) the Purchaser has, in connection with its decision to purchase the Note and Warrant, not relied upon any representations or other information (whether oral or written) other than as set forth in the Information Documents and the representations and warranties of the Company contained herein; (vii) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them and such questions have been answered to the full satisfaction of the Purchaser; and (viii) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

         5.2 COMPLIANCE WITH SECURITIES ACT. The Purchaser hereby covenants with the Company not to make any sale of any Securities without satisfying the requirements of the Securities Act.

         5.3 AUTHORITY. The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the


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transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (iii) the execution, delivery and performance of this Agreement by Purchaser and the consummation by the Purchaser of the transactions contemplated by this Agreement will not violate any provision of the organizational documents of Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser, (iv) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, and (v) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (vi) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

         5.4 RISK. The Purchaser recognizes that an investment in the Securities is speculative and involves a high degree of risk, including a risk of total loss of the Purchaser's investment.

         5.5 INFORMATION ABOUT PURCHASER. All of the information provided to the Company or its agents or representatives concerning the Purchaser's suitability to invest in the Company and the representations and warranties contained herein, are complete, true and correct as of the date hereof. The Purchaser understands that the Company is relying on the statements contained herein to establish an exemption from registration under U.S. federal and state securities laws.

         5.6 ADDRESS. The address set forth in the signature page hereto is the Purchaser's true and correct domicile.

         5.7 PLAN OF DISTRIBUTION. The Purchaser covenants to provide the Company an updated, accurate and complete plan of distribution at all times during which the Company is required to keep the Registration Statement in effect.

         5.8 LEGEND. The Purchaser understands and agrees that each certificate or other document evidencing any of the Securities shall be endorsed with the legends in substantially the form set forth in EXHIBIT VIII as well as any other legends required by applicable law, and the Purchaser covenants that the Purchaser shall not transfer any Securities represented by any such security without complying with the restrictions on transfer described in the legends endorsed on such security.


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SECTION 6. SURVIVAL OF REPRESENTATIVES, WARRANTIES AND AGREEMENTS.
Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in any certificates or documents delivered pursuant hereto or in connection therewith shall survive following the delivery to the Purchaser of the Note and Warrant being purchased and the payment therefor.

SECTION 7. REGISTRATION OF THE NOTE SHARES AND WARRANT SHARES IN COMPLIANCE WITH THE SECURITIES ACT.

         7.1 REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

                  (a) the Company shall file with the SEC on Form SB-2, or such other form as appropriate ("REGISTRATION STATEMENT"), the resale pursuant to Rule 415 under the Securities Act of the Note Shares and Warrant Shares (the "REGISTRABLE SECURITIES") by the Purchaser from time to time on the facilities of any securities market on which shares of the Common Stock are then traded or in privately-negotiated transactions, and specifically excluding underwritten offerings;

                  (b) if: (i) a Registration Statement is not filed on or prior to the 45th day following the Closing Date, or (ii) a Registration Statement is not declared effective by the SEC on or prior to the 90th day following the Closing Date, or (iii) after the SEC first declares a Registration Statement effective, without regard for the reason thereunder or efforts therefore, such Registration Statement ceases for any reason to be effective and available to the holders of the Registrable Securities as to all Registrable Securities registered under such Registration Statement at any time prior to the earlier date when the Registrable Securities have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by counsel to the Company, for more than an aggregate of 20 Trading Days in any twelve month period (which need not be consecutive) (any such failure or breach being referred to as an "EVENT," and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 20 Trading Day period is exceeded, being referred to as "EVENT DATE"), then on each such Event Date, and on the same day as such Event Date in each subsequent month until the applicable Event is cured (the Event Date and each such subsequent date, a "PAYMENT DATE") the Company shall pay to each holder an amount, as partial liquidated damages and not as a penalty, equal to 2.0% of the Purchase Price paid by such holder for Securities at closing pursuant to this Securities Purchase Agreement, such payment being 1% in cash and 1% in Common Stock, PROVIDED, that in the event the Company fails to deliver such Common Stock by the 10th Trading Day following such Payment Date, such payment shall be, at the discretion of the Holder, in all cash. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 10% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. Liquidated damages payable in Common Stock pursuant to this section shall be determined by calculating the quotient of the dollar amount of such liquidated damages divided by either (1) the average of the closing bid prices of the Common Stock for the five (5) Trading Days prior


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to the Payment Date and (2) the closing bid price of the Common Stock on the day preceding the date such Common Stock is delivered pursuant to this SECTION 7(B), whichever of (1) and (2) yields a greater number of shares;

                  (c) The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser and the officers, directors, agents and employees of each such Purchaser, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto or (2) the use by such Purchaser of an outdated or defective prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of an advice or an amended or supplemented prospectus.

                  (d) Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Purchaser's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (2) the use by such Purchaser of an outdated or defective prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of an advice or an amended or supplemented prospectus.

                  (e) If any proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory


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to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

         All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within fifteen (15) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

   The indemnity agreements contained in this SECTION 7 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

                  (f) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Purchaser may sell all the Note Shares or Warrant Shares then held by the Purchaser within a three-month period in accordance with Rule 144 under the Securities Act ("RULE 144"), or (iii) such time as all the Note Shares and Warrant Shares which the Purchaser has a right to acquire have been sold pursuant to a registration statement;


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

                  (g) so long as the Registration Statement is effective covering the resale of the Note Shares and Warrant Shares owned by the Purchaser, furnish to the Purchaser with respect to the Note Shares and Warrant Shares registered under the Registration Statement such reasonable number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Note Shares and Warrant Shares by the Purchaser;

                  (h) file documents required of the Company for blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not so qualified or has not so consented;

                  (i) with a view to making available to the Purchaser the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Purchaser to sell the Note Shares and Warrant Shares to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Purchaser's Note Shares and Warrant Shares may be resold within a given three-month period pursuant to Rule 144 or any other rule of similar effect or
(B) such date as all of the Purchaser's Shares shall have been resold and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act.

         7.3 MARKET STAND-OFF.

                  (a) The Purchaser agrees that until the date that is forty
(40) Trading Days following the date upon which the SEC declares the Registration Statement effective (the "EFFECTIVE DATE"), the Purchaser shall not, offer, pledge, sell, grant any right, option or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Note Shares or Warrant Shares. For purposes of this Agreement "Trading Day" shall mean any day during which the principal trading market for the Common Stock shall be open for business.

SECTION 8. SECURITY AGREEMENT.

                  (a) EXHIBIT IX is the Security Agreement, dated September 21, 2004, by and among the Company and the Secured Parties named therein (the "SECURITY AGREEMENT"). The Company hereby grants, effective upon the Closing, to the Purchaser a security interest and lien in (i) all Accounts, (ii) all Chattel Paper, (iii) all Commercial Tort Claims, (iv) all Documents, (v) all Equipment,
(vi) all General Intangibles, (vii) all Goods, (viii) all Instruments, (ix) all Insurance, (x) all Inventory; (xi) all Letter of Credit Rights, (xii) all other goods and other personal property of such Grantor, whether tangible or intangible, (xiii) to the extent not otherwise included in clauses (i) through
(xiii) of this Section, all Collateral Records, Collateral Support and Supporting Obligations in respect of any of the foregoing, (xiv) to the extent not otherwise included in clauses (i) through (xiv) of this Section, all other property in which a security interest may be granted under the UCC or which may be delivered to and held by the Agent pursuant to the terms hereof, and (xv) to


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

the extent not otherwise included in clauses (i) through (xv) of this Section, all Proceeds, products, substitutions, accessions, rents and profits of or in respect of any of the foregoing (the "COLLATERAL") of the Company on the same terms and conditions as the Security Agreement (the "SECURITY INTEREST") and that the Company and the Purchaser shall have the same rights, duties, and obligations as if Purchaser was a party to the Security Agreement; PROVIDED
THAT: (a) the Purchaser shall not be considered a "Secured Party" for purposes of Section 15 of the Security Agreement, until the Secured 8% Convertible Notes dated September 21, 2004, made by the Company pursuant to the Security Agreement, have been converted or paid in full, (b) the Purchasers shall not have a right to prevent the Company from granting further security interests, and (c) the Security Interest shall be subject to the provisions of SECTIONS 8(B) below.

                  (b) The Security Interest, this Agreement and the transactions contemplated hereby are intended to comply with the requirements for subordination under, and to the fullest extent necessary to so comply are expressly subordinated to, the security interest granted to the holders of the Promissory Notes (the "EOIR NOTES"), dated June 29, 2004, made by EOIR pursuant to a Security Agreement, dated June 29, 2004, between EOIR and the holders of the EOIR Notes, (the "EOIR SECURITY AGREEMENT"), without limiting the generality of the foregoing, the Security Interest created by this Agreement is junior to and subordinated to the Liens (as defined in the EOIR Security Agreement) to the extent necessary for it to be a "Permitted Lien" within the terms of the EOIR Security Agreement and the Purchaser agrees that they will execute and deliver any and all documents and take any actions that the holders of the EOIR Notes and the beneficiaries of the EOIR Security Agreement may request to evidence or effect this subordination.

SECTION 9. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

                  if to the Company, to:

                           Markland Technologies, Inc.
                           #207 54 Danbury Road
                           Ridgefield, Connecticut 06877
                           Facsimile: (203)286-1608
                           Attention:  Kenneth Ducey, Jr., CFO

                  with a copy to:

                           Foley Hoag, LLP
                           155 Seaport Boulevard
                           Boston, Massachusetts 02210
                           Facsimile: (617) 832-7000
                           Attention: David Broadwin, Esq.

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and


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

if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 10. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing, signed by the Company and the Purchaser.

SECTION 11. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 12. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law provisions thereof.

SECTION 14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but both of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

SECTION 15. ENTIRE AGREEMENT. This Agreement (including the attachments and exhibits hereto) contains the entire agreement of the parties with respect to the subject matter hereof and supersedes and is in full substitution for any and all prior oral or written agreements and understandings between them related to such subject matter, and neither party hereto shall be liable or bound to the other party hereto in any manner with respect to such subject matter by any representations, indemnities, covenants or agreements except as specifically set forth herein.

SECTION 16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

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